NYSE:CDI CDI Corporation proprietary information. Use or dissemination without prior consent is strictly prohibited. 2010 Investor Overview Exhibit 99

Caution Concerning Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All
statements that address expectations or projections about the future, including, but not limited to, statements about the Company’s strategies for growth and future financial results (such as revenues, pre-tax profit and tax rates), are forward-looking statements. Some of the forward-looking statements can be identified by words like “anticipates,” “believes,” “expects,” “may,” “will,” “could,” “should,”
“intends,” “plans,” “estimates” and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions that are difficult to predict. Because these forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. Important factors that could cause actual results to differ materially from the forward-
looking statements include, but are not limited to: weakness in general economic conditions and levels of capital spending by customers in the industries the Company serves; weakness in the financial and capital markets, which may result in the postponement or cancellation of the CDI customers’ capital projects or the inability of CDI’s customers to pay the Company’s fees; loss of business and other adverse customer consequences as a result of the UK Office of Fair Trading decision or the Department of Justice investigation; difficulties in integrating the recently-acquired L.R. Kimball business with the Company; credit risks associated with the
Company’s customers; competitive market pressures; the availability and cost of qualified labor; the Company’s level of success in attracting, training, and retaining qualified management personnel and other staff employees; changes in tax laws and other government regulations; the possibility of incurring liability for the Company’s activities, including the activities of the Company’s temporary employees; the Company’s performance on customer contracts; negative outcome of pending and future claims and litigation; and government policies or judicial decisions adverse to the Company’s businesses. More detailed information about some of these risks and uncertainties may be found in our filings with the SEC, particularly in the "Risk Factors" section of our Form 10-K's and the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our Form 10-K's and
Form 10-Q's. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to update such statements, whether as a result of new information, future events or otherwise, except as required by law.

Overview
CDI Engineering Solutions
Q2 ‘10 (YTD) Revenue: $219.9M
Decrease vs. PY  (11.0%)
CDI IT Solutions
Q2 ‘10 (YTD) Revenue: $141.1M
Increase vs. PY  22.0%
Professional Staffing
Management Recruiters International
Q2 ‘10 (YTD) Revenue: $29.5M
Increase vs. PY 5.8%
AndersElite
Q2 ‘10 (YTD) Revenue: $38.5M
Decrease vs. PY (28.1%)
Staffing
Services
Project Outsourcing
Professional Services
2.5%
25.2%
72.3%
IT Solutions
Engineering
Solutions
Anders
MRI
51.3%
32.9%
9.0%
6.8%
Consolidated Services Mix Consolidated Revenue Mix

CDI Engineering Solutions
• Provides engineering outsourcing, project management, staffing services and professional services to global customers in industries including aerospace, defense, infrastructure, biotech &
pharmaceutical, oil & gas, chemical and energy
– Customers leverage CDI skill sets and scale to supplement their in-house capabilities in engineering design, project management, procurement, construction management and engineering staffing
– In June 2010, acquired 550-person architectural and engineering (A&E) firm in infrastructure marketplace (L.R. Kimball)
–
Offices:
US and Canada / joint ventures in Kuwait and Mexico / alliances in China and India
–
Key strategy:
expand higher-margin engineering project outsourcing through organic growth and strategic acquisitions
Q2 ‘10 (YTD) Revenue by Service Type
Revenue: $219.9M
Operating Profit: $4.6M
Staffing
Services¹
Project Outsourcing²
Professional Services³
0.2%
42.4%
57.4%
1
Includes placement of temporary professionals at a customer
location under the supervision of the customer.  This also includes managed staffing services in which the company assumes overall management of a customer’s onsite contract staffing functions.
2
Includes engineering services in which the company manages an overall project and provides a deliverable work product for the customer.
3
Includes search, recruitment and permanent placement services.

Infrastructure
CDI Engineering Solutions – Vertical Markets
Process & Industrial Government Services Aerospace
70.6% of ES Revenue (1)
Industries Served
Chemicals, Refining, Oil & Gas,
Alt Energy, Power Gen,
Pharmaceutical, Biotechnology
Sample Services
EPCM (Engineering Procurement
Construction Management),
Feasibility, Process Consulting,
Turnaround Services
18.1% of ES Revenue (1)
Industries Served
US Navy, US Coast Guard,
DoD Prime Contractors
Sample Services
Marine Design, Systems
Development, Military Aviation
Support
11.0% of ES Revenue (1)
Industries Served
Commercial & Military Aerospace,
Satellite & Space Systems
Sample Services
Analytics, Mechanical & Structural
Design, Logistics, Technical
Support
0.3% of ES Revenue (1)
(acquired 6/28/2010)
Industries Served
Aviation, Civil, Correctional,
Educational, Judicial, Public
Safety, Transportation
Sample Services
Architectural, Civil & Environmental
Engineering Services for Public
and Private Infrastructure Projects
(1) For 6 months ended June 30, 2010

CDI IT Solutions
– Provides application life cycle management, customer support (service desk), quality management, IT process management, IT operations as well as IT staff augmentation, direct hire and managed staffing
–
Offices:
25
+
throughout the US
–
Key strategy:
increase higher-margin outsourcing and professional services revenue and to expand consulting/outsourcing capabilities through both strategic acquisitions and organic growth in quality assurance &
testing, application development & maintenance and service desk management
Q2 ‘10 (YTD) Revenue by Service Type
Revenue: $141.1M
Operating Profit: $4.7M
Staffing
Services
Project Outsourcing
Professional Services
0.2%
10.7%
89.1%
5
•
Provides information technology staffing, consulting and project outsourcing to optimize a client’s
IT infrastructure, reduce overall IT costs, improve service levels and free up capital for strategic investment

Management Recruiters International
– Targets permanent placement of mid to upper-level management ($75k-$150k salary range); also supports interim professional staffing services through many franchised offices
–
Offices:
850
+
in more than 35 countries worldwide (approx. 740 U.S. / 130 international)
–
Key strategy:
increase share through new offices and recruitment desk expansion
Q2 ‘10 (YTD) Revenue by Service Type
Revenue: $29.5M
Operating Profit: $3.2M
Staffing
Services¹
Professional Services²
26.7%
73.3%
1
Includes gross revenues from the placement of temporary
executive, technical and managerial personnel at a franchise owner’s customer – working under the supervision of the
customer.
2
Includes royalty revenue and revenue from the sale of
franchises
6
•
One of the largest search and recruitment organizations in the world – a franchise model providing systems, branding, comprehensive support and training to develop profitable franchise offices

Management Recruiters International (cont.)
MRI Franchise Value
Extensive training and business plan guidance
aligned with 3-phase cycle
- Rapid ramp-up to solid “practice” volume
- Evolution from “practice” model to high-
volume  “business” model
- Ensure next generation business transition
Field office support
Vendor leverage
Inter-office assignment and candidate referral
network
Contract staffing support
National marketing
Producer recognition, ranking and awards
programs
Use of trademarks and business systems
28%
23%
15%
12%
9%
7%
6%
Broad Base of Industries Served
MRI Q2 2010 (YTD) % of Permanent Placements by Industry
Healthcare
Industrial
Consumer Products & Services
Financial
Professional Services
Technology
Construction

AndersElite
• Meets the professional talent needs of the UK construction and Australia natural resource marketplaces
– Provides building and construction professionals for private and government-funded design and construction projects
(project managers, chartered surveyors, architects, engineers, etc.)
–
Offices:
UK and Australia (placing candidates in both contract and permanent positions)
–
Key strategy (UK):
right-size operations to align with reduced demand in UK construction marketplace, create strategic customer relationships in national accounts and implement new recruiter productivity model to more-effectively deliver talent to customers
–
Key strategy (Australia):
leverage long-term capital spending environment in Australia by increasing recruiter headcount and expanding into mining and natural gas and extraction industries
Q2 ‘10 (YTD) Revenue by Service Type
Revenue: $38.5M
Operating Loss: $(1.3)M
Staffing
Services
Professional Services
4.7%
95.3%

Long-Term Business Drivers
Five Key Business Drivers 2011-2014
1 Continued growth in BRIC economies as over 2.5 billion people continue to move towards middle-class lifestyles and drive massive infrastructure investments.
2 Continued high carbon-based energy prices driven by BRIC demand combined with global warming concerns will drive investment in alternative fuels, cleaner use of existing fuels and investment in more efficient plants, equipment and aircraft.
3 Investment driven by need to modernize outdated infrastructure and to meet new demand for water, power, road & rail, and air & seaports.
4 Threat to global security driving long-term investment in defense spending.
5 An aging baby boomer population in developed markets creating shortages of skilled professional talent and driving healthcare spending.
9
•
CDI believes that five global “mega-trends” will create a significant business opportunity over the next 10-20 years, driving investment in energy, power, water, infrastructure, defense, aerospace, life sciences and IT solutions as well as in professional talent sourcing

Core Objectives – 2011-2014
CDI VALUE CONTINUUM
SERVICE OFFERINGS

Objective 1 –  Shift up the value continuum through organic and acquisition-based revenue growth and generate 50%+ of company revenue from top two categories by 2014

Core Objectives –
2011-2014 (cont.)
• Objective 2 – Continue to expand global capabilities and international reach to service clients on a worldwide basis and optimize CDI geographic balance:
– Optimize CDI revenue base with broader geographic platform
– Meet customers’ global needs
– Lessen dependence on US economy
– Leverage long-term investment trends driven by growing BRIC economies and global infrastructure modernization and capacity expansion
Leverage BRIC Growth & Infrastructure Needs
10
-2
-4
0
8
-6
2
4
6
China US UK India Brazil
2008
2009
2010

Core Objectives –
2011-2014 (cont.)
• Objective 3 – Develop global engineering talent mix – source off-shore and near-shore detail design resources and link to US-based conceptual design and project management resources:
– Ensure access to worldwide engineering talent through JVs, alliances and off-shore/near-shore CDI centers
– Leverage technology to link engineering centers to US-based “centers of excellence” engineering talent
– Utilize low-cost sources to reduce average cost of engineering design services by expanding off-shore talent footprint
Vertical
2010 Low Cost
Sourcing
2014 Low Cost
Sourcing
Aerospace <5% 15-25%
Process &
Industrial
<10% 15-25%
Expand Offshore/Near-shore Labor Supply Footprint
Utilize CDI – Thin Client Account Team Model
Large Refining
Client
Facility
CDI Refining COE
& PM Center
(Baton Rouge)
Mexico
low cost
Design
Center
CDI Thin Client
Account Team at
Plant  Site
Bangalore
India
Alliance
Off-shore
Partner

Core Objectives –
2011-2014 (cont.)

Objective 4 – Create a more-balanced portfolio of engineering outsourced solutions through both organic and acquisition growth to produce higher returns and reduced cyclicality within acceptable risk parameters

Value Proposition
• Client Value
– CDI’s customers leverage our skills, speed and scale to achieve a faster and higher return on capital investment
– CDI offers clients a single-source provider of best-of-breed engineering and professional services, thus freeing our customers to focus on their core competencies, accelerate change and drive profitable growth
• Investor Value
–
Focus on higher-knowledge content services that deliver higher margins with:
•
Global geographic balance mitigating single market cyclicality
•
Industry balance focusing on sectors with dynamic, independent growth characteristics
•
Management culture focused on disciplined execution to achieve high RONA delivery
– Strong balance sheet and lean cost structure
– Financial discipline with objective to, over time, generate 5% operating profit margin
– Business platform that provides clear market value and visibility of business segments:
•
Delivers > 75% of revenue from higher-margin, longer-cycle business
•
Manages long-term client relationships at senior levels in large global clients
•
Poised to leverage long-term strength in capital spending in its key vertical industries
•
Targets pre-tax return on net assets of 20% + and will re-deploy assets unable to meet target

Looking Forward

•
We remain confident in our long-term strategic focus on providing high-value services to an increasingly global customer base – particularly in market segments driven by:
–
Global demand for energy
–
Need to invest in infrastructure, aerospace, life sciences and security
–
Investments in productivity-enhancing information technologies
•
If the current business momentum continues in both our ITS segment and in permanent placement demand, particularly in MRI, and if we see an anticipated rebound in capital spending by our ES customers, we would expect significant improvements in operating leverage in the second half of 2010.
We expect that overall third quarter 2010 organic revenue increases could range from 1% to 4% on a year-
over-year basis and 8% to 12% when including revenue from the L.R. Kimball acquisition.
– Roger H. Ballou, President & CEO, CDI Corporation (CDI Press Release, 7/29/2010)

Analysts / Contacts
CDI Analyst Coverage*
BMO Capital Markets          Boenning & Scattergood          CL King             JP Morgan
Jeffrey Silber                         William Sutherland       Ty Govatos Andrew Steinerman
CDI Investor Relations Contacts
Vince Webb
Vice President, Investor Relations
215.636.1240
vince.webb@cdicorp.com
Mark Kerschner
Executive Vice President & Chief Financial Officer
215.636.1105
mark.kerschner@cdicorp.com
Learn more at www.cdicorp.com
*CDI is followed by the analysts listed above. Any opinions and forecasts regarding CDI made by these analysts are theirs alone and do not represent opinions and forecasts of CDI and its managers. CDI does not, by its reference above, imply its endorsement of such information.
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